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                                     EXHIBIT 23


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                                 ARTHUR ANDERSEN LLP



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-24885 for Hartford Life Insurance Company Modified Guaranteed Annuity Contract on Form S-2.


                                                      /s/ Arthur Andersen LLP


Hartford, Connecticut
April 13, 1998